SECURITY AGREEMENT


                  SECURITY AGREEMENT dated as of October 17, 2003 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement") between TALKPOINT COMMUNICATIONS INC., a Delaware corporation (the "Grantor") and Michael A. Collado, Esq., PO Box 30349, New York, New York 10011 for itself and as collateral agent, (the "Collateral Agent") on behalf of the Secured Parties (as defined).

                             Introductory Statement

                  Pursuant to the Purchase and Subscription Agreement dated as of October 17, 2003, between Grantor, Moneyline Networks, LLC, and Moneyline Telerate Holdings, and the other persons whose names appear as signatories to such agreement (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Purchase Agreement"), an aggregate of $325,000 in principal amount of secured convertible notes (collectively, the "Notes") were issued to the Investors (as defined in the Purchase Agreement).

                  To provide security for the obligations of the Grantor under the Notes, the Grantor desires to grant to the Collateral Agent, for its benefit and for the ratable benefit of each other Secured Party, and to each of the Secured Parties, a security interest in the Collateral pursuant to the terms hereof.

                  Accordingly, the parties hereto agree as follows:

                  1. Definitions. When used in this Security Agreement:

                  "Account Debtor" means any Person who is obligated or indebted to a Grantor with respect to any Account.

                  "Accounts" means all accounts, as defined in the UCC, now
owned or hereafter acquired by the Grantor, including, without limitation, all of the Grantor's rights to payment for goods sold or leased or services performed by the Grantor, whether now in existence or arising from time to time hereafter, including without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the forgoing, (ii) all guarantees, endorsements, and indemnifications on, or of, any of the foregoing, (iii) all powers of attorney for the execution of any indebtedness or security or other writing in connection therewith, (iv) all books, records, ledger cards and invoices relating thereto, (v) all evidences of filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vi) all credit information, reports and memoranda relating thereto and (vii) all other writings in any way related to the foregoing.
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                  "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

                  "Collateral" means each of the following types or items of personal property of the Grantor, whether now owned or hereafter acquired, wherever located: (i) all Accounts, (ii) all Intellectual Property, (iii) all Deposit Accounts, (iv) all monies now or at any time or times hereafter in the possession or under the control of the Grantor or the Secured Party, and (v) all products and Proceeds of the property described in clauses (i) through (iv) above.

                  "Copyrights" means any United States or foreign copyrights now or hereafter owned by the Grantor, including any registrations of any Copyrights in the United States Copyright Office or the equivalent thereof in any foreign country and any application for a United States or foreign copyright registration now or hereafter made by the Grantor with the United States Copyright Office or the equivalent thereof in any foreign country and any licenses with respect to any of the foregoing.

                  "Deposit Account" has the meaning given to such term under
Article 9 of the UCC.

                  "Event of Default" means the occurrence and continuation of an Event of Default (as defined in the Notes).

                  "Governmental Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Intellectual Property" means all Copyrights, Marks and Patents now owned or hereafter acquired by the Grantor, and all corporate or other business records, inventions, designs, blueprints, plans, trade names, trade secrets, goodwill, registrations, service marks, logos, licenses, franchises and customer lists.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the UCC or the Uniform Commercial Code or other Applicable Law of any jurisdiction).

                  "Marks" means all right, title and interest of the Grantor now owned or hereafter acquired in and to any United States or foreign trademarks, service marks, and trade names, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or the equivalent thereof in any foreign country, any application for a United States or foreign trademark now or hereafter made by the Grantor with the United States Patent and Trademark Office or the equivalent thereof in any foreign country and any trade dress including logos and/or designs used by the Grantor in the United States or any foreign country and any licenses with respect to any of the foregoing.

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                  "Obligations" means all indebtedness, liabilities and other obligations of the Grantor under the Notes and this Agreement, each whether now existing or hereafter arising, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, acquired outright, conditionally or as collateral security from another, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed. The term "Obligations" includes, without limitation, the obligations to pay principal, breakage costs, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceedings with regard to the Grantor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Collateral Agent (but only to the extent such fees are incurred in connection with the enforcement or prosecution of rights of the Secured Parties hereunder or under the Note) and all renewals extensions, restructurings, refinancings or refundings thereof in a nature of a "workout" or otherwise.

                  "Patents" means any United States or foreign patent to which the Grantor now or hereafter have title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by the Grantor and any licenses with respect to any of the foregoing.

                  "Person" means any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Proceeds" has the meaning given to such term under Article 9 of the UCC and shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral,
(ii) any or all payments made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral and (iii) any and all other amounts paid or payable from time to time under or in connection with the Collateral.

                  "Secured Parties" means collectively, the Investors (as defined in the Purchase Agreement) and the Collateral Agent and, each of their permitted successors, transferees and assigns.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Terms not otherwise defined herein or in the Loan Agreement shall have, where appropriate, their respective definitions as set forth in the UCC.

                  2. Grant of Security Interest. As security for the payment and performance when due of the Obligations, the Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and to each of the Secured Parties, a security interest in, and Lien on, all of its right, title and interest in and to all of the Collateral.

                  3. Covenants of the Grantor. The Grantor hereby covenants and agrees with the Collateral Agent that:

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                  (a) The Grantor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name (other than the name "Video Network Communications Inc.") unless (i) it shall have given the Collateral Agent thirty (30) days' prior written notice of its intention to do so which clearly describes such new name and the jurisdictions in which such new name will be used and provides the Collateral Agent with any other information in connection therewith as the Collateral Agent may reasonably request and (ii) it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interest granted to the Secured Parties under this Security Agreement fully perfected;

                  (b) The Grantor shall not change its corporate structure or its domicile of incorporation by redomiciliation, redomestication or otherwise unless (i) it shall have given the Collateral Agent thirty (30) days' prior written notice of its intention to do so which clearly describes such change and identifies the new jurisdiction and provides the Collateral Agent with any other information in connection therewith as the Collateral Agent may reasonably request and (ii) it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interest granted to the Collateral Agent under this Security Agreement fully perfected; and

                  (c) The Grantor shall not establish any new location for its chief executive office or the location of its books, records and other documents relating to or evidencing Accounts or Intellectual Property unless (i) the Grantor provides the Collateral Agent thirty (30) days prior written prior written notice of its intention to move to such new location, clearly describing such new location, and provides the Collateral Agent with any other information in connection therewith as the Collateral Agent may reasonably request and (ii) it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interest granted to the Collateral Agent under this Security Agreement fully perfected.

                  4. The Collateral Agent's Rights Exclusive of an Event of Default. The Grantor hereby agrees to permit representatives of the Collateral Agent, upon reasonable notice to the Grantor and during normal business hours, to access its records in connection with the Collateral at such reasonable times and as often as may be reasonably requested by the Collateral Agent. The Collateral Agent, from time to time and at its option, may take any other action which the Collateral Agent reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interests or any other Secured Party's interest therein. The Collateral Agent shall have the right to designate any officer, employee or attorney to execute, sign, endorse, assign, transfer or deliver in the name of the Grantor, or in its name or the name of the other Secured Parties, any documents or certificates necessary to evidence, perfect and realize upon the security interest granted herein.

                  5. The Collateral Agent's Rights and Remedies Upon an Event of Default.

                  (a) Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, in its sole discretion or at the direction of Secured Parties holding at least one-third in principal amount of the Notes outstanding, in its name as Collateral Agent for

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the benefit of itself and the other Secured Parties, in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to the Collateral, but shall be under no obligation so to do, or the Collateral Agent may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Grantor. The Collateral Agent will not be required to take any steps to preserve any rights against prior parties with rights in or to the Collateral. If the Grantor fails to make any payment or to take any action required hereunder with respect to the Collateral, the Collateral Agent may make such payments and take all such actions as the Collateral Agent reasonably deems necessary to protect the security interests of the Collateral Agent and the other Secured Parties in the Collateral and/or the value thereof, and the Collateral Agent is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Liens which in the judgment of the Collateral Agent appear to be equal to, prior to or superior to the security interests of the Collateral Agent or the other Secured Parties in the Collateral.

                  (b) Possession, Sale of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies the Collateral Agent or the other Secured Parties may have under Applicable Law, the Collateral Agent and the other Secured Parties shall have all the rights and remedies available to it under the UCC, whether or not the UCC applies to the Collateral. The Collateral Agent may take such measures as it may deem necessary or proper for the care or protection of the Collateral Agent's and the other Secured Parties' rights and remedies hereunder, including the right to sell or cause to be sold, whenever the Collateral Agent shall decide, or at the direction of Secured Parties holding at least one-third in principal amount of the Notes outstanding, in one or more sales or parcels, at such prices as the Collateral Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at a public or private sale, without any demand of performance or notice of intention to sell or of the time or place of sale (except 10 days' written notice to the Grantor of the time and place of any such sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor, any such demand, notice, claim, right or equity being hereby expressly waived and released to the fullest extent permitted by Applicable Law. At any sale or sales made pursuant to this Section 5(b), the Collateral Agent or any other Secured Party may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Collateral Agent or such other Secured Party, as applicable, by the Grantor hereunder as a credit against the purchase price. Neither the Collateral Agent nor any other Secured Party shall in any such sale make representations or warranties with respect to the Collateral or any part thereof, and neither the Collateral Agent nor any other Secured Party shall be chargeable with any of the obligations or liabilities of the Grantor. The Grantor hereby agrees (i) that it will indemnify and hold the Collateral Agent and the other Secured Parties harmless from and against any and all claims

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with respect to the Collateral asserted before the taking control of the relevant Collateral by the Collateral Agent pursuant to this Section 5(b), or arising out of any act of, or omission to act on the part of, any Person (other than the Collateral Agent or any other Secured Party) prior to such taking of actual possession or control by the Collateral Agent, or arising out of any act on the part of the Grantor or their respective agents before or after the commencement of such actual possession or control by the Collateral Agent; and
(ii) the Collateral Agent and the other Secured Parties shall have no liability or obligation to the Grantor arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. In any action hereunder, the Collateral Agent shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to apply, without prior notice to the Grantor, except as may be required by Applicable Law, any cash or cash items constituting Collateral in the possession of the Collateral Agent to payment of the Obligations then due and payable. Any such application by the Collateral Agent shall be made in accordance with
Section 5 (b) of this Agreement.

                  (c) Notification to Account Debtors. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (i) shall notify each other Secured Party of such Event of Default and (ii) may notify any Persons in any way liable on any Accounts to make remittances to the Collateral Agent of all sums due or to become due thereon and to collect and enforce payment of all Accounts directly from the Persons liable thereon, by legal proceedings or otherwise, and generally exercise all of the Grantor's rights and remedies with respect to collection thereof.

                  (d) Application of Proceeds. The Grantor further agrees that the Collateral Agent may apply any proceeds from the disposition of any of the Collateral (i) first towards payment of any costs, fees and expenses accrued but unpaid of the Collateral Agent included within the Obligations, (ii) second towards payment of interest on the Notes, and (iii) third towards payment of principal of the Notes. In the case of payments made by the Collateral Agent pursuant to (ii) or (ii) of the preceding sentence, such payments shall be made ratably to the Collateral Agent and each other Secured Party in proportion to the principal amount of Notes held by the Collateral Agent and each such Secured Party.

                  (e) Power of Attorney. Upon the occurrence and during the continuance of an Event of Default (i) the Grantor does hereby irrevocably make, constitute and appoint the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Collateral Agent or such other Person to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Collateral Agent, and to do any and all other acts necessary or proper to carry out the intent of this Security Agreement and the grant of the security interests hereunder, and the Grantor hereby ratifies and confirms all acts that the Collateral Agent or its substitute shall properly do by virtue hereof and (ii) the Grantor hereby further irrevocably makes, constitutes and appoints the Collateral Agent or any of its officers or designees its true and lawful attorney-in-fact in the name of the Collateral

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Agent, for the Collateral Agent's benefit and for the ratable benefit of each other Secured Party, or Grantor's name (A) to enforce all of Grantor's rights under and pursuant to all agreements with respect to the Collateral, all for the ratable benefit of the Collateral Agent and each other Secured Party, (B) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Security Agreement that are required to be observed or performed by Grantor, (C) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Collateral Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Collateral Agent and the other Secured Parties, and (D) to do any and all other things necessary or proper to carry out the intention of this Security Agreement and the grant of the security interests hereunder and the Grantor hereby ratifies and confirms in advance all that the Collateral Agent as such attorney-in-fact or its substitute shall properly do by virtue of this power of attorney.

                  6. Financing Statements, etc. The Grantor hereby authorizes the Collateral Agent to file financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments, and to give any notices reasonably necessary or desirable to perfect the Lien and security interests of the Collateral Agent and the other Secured Parties in the Collateral.

                  7. Further Assurances.

                  (a) The Grantor agrees that it will from time to time, on request of the Collateral Agent and at its own cost and expense: (i) duly and promptly execute and deliver, or cause to be duly executed and delivered, any and all further instruments as may be appropriate in the reasonable judgment of the Collateral Agent to carry out the provisions and purposes of this Security Agreement, including, without limitation, a copyright security agreement, a patent and trademark security agreement and account control agreements; (ii) duly and promptly execute and deliver, or cause to be executed and delivered, such further instruments as may be appropriate in the reasonable judgment of the Collateral Agent, to provide the Collateral Agent and the other Secured Parties with a perfected Lien in the Collateral and any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Uniform Commercial Code of any jurisdiction and the rules and regulations thereunder, or any Applicable Law of the United States or any other jurisdiction which the Collateral Agent may deem reasonably necessary or advisable, and perform or cause to be performed such other ministerial acts which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Agent and the other Secured Parties the Lien and security interest in the Collateral contemplated hereunder; and (iii) promptly undertake to deliver or cause to be delivered to the Collateral Agent from time to time, such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Collateral Agent, as the Collateral Agent shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Collateral Agent or any other Secured Party.

                  (b) The Grantor hereby agrees to pay any and all stamp, registration, recordation and similar taxes, fees or charges, reasonable fees and expenses of the Collateral Agent's counsel and of any agents therefor and to indemnify the Collateral Agent and each other Secured Party and each of their agents against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which

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may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Security Agreement and any other document or instrument executed in connection herewith or the perfection of any rights or security interests hereunder.

                  8. Notices. If any notification of intended disposition of any of the Collateral or of any other act by the Collateral Agent is required by law and a specific time period is not stated therein or herein, such notification given at least ten (10) days before such disposition or act shall be deemed reasonably and properly given. Notices and other communications provided for herein shall be in the manner and at the addresses set forth in, and otherwise in accordance with the Purchase Agreement.

                  9. Non-Waiver of Rights and Remedies. No delay or failure on the part of the Collateral Agent or any other Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by the Collateral Agent or any other Secured Party of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of the Collateral Agent or any other Secured Party. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

                  10. Termination. The security interests granted hereunder shall terminate when all the Obligations under each of the Notes have been fully and indefeasibly paid and performed. At such time and upon request by the Grantor, and at the sole expense of the Grantor, the Collateral Agent and any other Secured Party, if necessary, shall take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, to terminate the security interest granted to it or to any other Secured Party hereunder (without representation or warranty by the Collateral Agent or any other Secured Party of any nature whatsoever and wholly without recourse to the Collateral Agent or any other Secured Party).

                  11. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be fully performed within the State of New York.

                  12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE GRANTOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY OTHER CREDIT DOCUMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY THAT THE PROVISIONS OF THIS SECTION 12 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS. THE COLLATERAL AGENT AND EACH OTHER SECURED

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PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT
AS WRITTEN EVIDENCE OF THE CONSENT OF THE GRANTOR TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

                  13. SERVICE OF PROCESS. THE GRANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY OR ANY OF EACH OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS. THE GRANTOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY. THE GRANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 8 HEREOF. THE GRANTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE COLLATERAL AGENT, FOR ITSELF AND THE RATABLE BENEFIT OF EACH OTHER SECURED PARTY, AND FOR THE EXPRESS BENEFIT OF EACH OTHER SECURED PARTY. FINAL JUDGMENT AGAINST A GRANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE GRANTOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST ANY GRANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE GRANTOR OR SUCH ASSETS MAY BE FOUND.

                  14. Severability. This Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalidated under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision


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or the remaining provisions of this Security Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent to the ineffective provision as permissible.

                  15. Continuation and Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective in the event any petition is filed by or against any of the Grantor for liquidation or reorganization, or in the event any of the Grantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of a Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Collateral Agent or any other Secured Party, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  16. Amendment. No amendment, modification or waiver of any provision of this Security Agreement or consent to any departure herefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Collateral Agent and by each other Secured Party effected by such amendment, modification or waiver.

                  17. Successors and Assigns. All references herein to any of the parties to this Security Agreement shall be deemed to include the successors and assigns of such party; provided, however, that the Grantor may not assign any of their rights or obligations hereunder without the prior written consent of the Collateral Agent and Secured Parties holding a majority in principal amount of the Notes, and all covenants, promises and agreements by or on behalf of the Grantor which are contained herein shall inure to the benefit of the successors and assigns of the Collateral Agent, as itself and for the ratable benefit of each other Secured Party, and to the successors and assigns of each other Secured Party.

                  18. Remedies Not Exclusive. The remedies conferred upon or reserved to the Collateral Agent or any other Secured Party in this Security Agreement are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Collateral Agent or any other Secured Party. Without limiting the generality of the foregoing, the Collateral Agent and each other Secured Party shall have all rights and remedies of a secured party under
Article 9 of the UCC, the Uniform Commercial Code in effect in any jurisdiction or any other Applicable Law.

                  19. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.
                  20. Collateral Agent.

                  (a) The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it (or them) to exercise any such

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powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         (b) The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as Secured Parties holding a majority in principal amount of the Notes reasonably request in writing, but failure of the Collateral Agent to comply with any such request shall not in itself be deemed a failure to exercise reasonable care.

         IN WITNESS WHEREOF, each of the Grantor, the Collateral Agent and the Secured Parties have caused this Security Agreement to be duly executed as of the day and year first above written.


                                            GRANTOR:

                          TALKPOINT COMMUNICATIONS INC.


                          By:      /s/ Nicholas Balletta
                                   -------------------------------
                                   Name: Nicholas Balletta
                                   Title: Chief Executive Officer

                         COLLATERAL AGENT: on behalf of himself and the other Secured Parties.

                                          /s/ Michael A. Collado
                                          ----------------------
                                              Michael A. Collado




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